UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2017

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2017, EnerSys amended (the “Shaffer Amendment”) its severance agreement, dated June 7, 2013 (the “Shaffer Severance Agreement”), with David M. Shaffer, its President and Chief Executive Officer, to increase the lump sum benefit payable to Mr. Shaffer thereunder to two times the sum of his annual base compensation then in effect and his annual cash bonus at the target level then in effect. The Shaffer Amendment also increased the time period from one year to two years for (i) payment by EnerSys of COBRA premiums in excess of the amount Mr. Shaffer would pay, as an active employee, for continued participation in EnerSys’ medical, dental, and vision programs, and (ii) Mr. Shaffer’s post-termination non-compete and non-solicitation covenants. No other changes to the terms or benefits were made to the Shaffer Severance Agreement.
On June 7, 2017, EnerSys also amended (the “NEO Amendment”) its severance agreements (each, an “NEO Severance Agreement”) with each of Michael J. Schmidtlein, its Executive Vice President and Chief Financial Officer, and Todd M. Sechrist, its Executive Vice President and Chief Operating Officer, to increase the lump sum benefit payable thereunder to equal the sum of their respective annual base compensation then in effect and their respective annual cash bonus at the target level then in effect. No other changes to the terms or benefits were made to the NEO Severance Agreement.
Copies of the Shaffer Amendment and the NEO Amendment are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein. The foregoing description of the Shaffer Amendment and the NEO Amendment is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Form of letter agreement, dated June 7, 2017, between EnerSys and David M. Shaffer.

10.2	Form of letter agreement, dated June 7, 2017, between EnerSys and an executive officer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: June 12, 2017	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of letter agreement, dated June 7, 2017, between EnerSys and David M. Shaffer.
EX-10.2	Form of letter agreement, dated June 7, 2017, between EnerSys and an executive officer.